                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 15, 1996
                                                        ------------------------


                             NAI Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     0-3704
                            (Commission File Number)

                     New York                                                   11-1798773
            --------------------------------                              ----------------------
              (State or other jurisdiction                                   (I.R.S. Employer
            of incorporation or organization)                             Identification Number)


                2405 Trade Centre Avenue,
                      Longmont, CO                                                 80503
                -------------------------                                       ----------
                  (Address of principal                                         (Zip Code)
                   executive offices)

Registrant's telephone number, including area code     (303) 776-5674
                                                      ----------------


                1000 Woodbury Road, Woodbury, New York 11797-2530
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                            Exhibit Index on Page 15

Item 5.  Other Events.

         On February 15, 1996 and February 23, 1996, NAI Technologies, Inc., a New York corporation (the "Registrant"), sold in a private offering an aggregate of 7,995 units (the "Units"), each Unit consisting of $1,000 principal amount of the Registrant's 12% Convertible Subordinated Promissory Notes due 2001 (the "Notes") and a detachable warrant (the "Warrant") to
purchase  the  Registrant's  common  stock,  par  value  $.10 per  share   (the
"Common Stock"), at a purchase price of $1,000 per Unit, for an aggregate purchase price of $7,995,000 to selected qualified investors (the "Investment Transaction").


         The net proceeds realized by the Registrant from the sale of the securities, after the payment of fees and expenses associated with the offering, including a placement fee, are estimated to be approximately $6,860,000. The Registrant intends to use a portion of the net proceeds to pay amounts past due to vendors primarily for raw materials and components. The balance will be used for general corporate purposes including payments due to the Registrant's bank lenders during 1996 pursuant to the revised credit agreement discussed below.

         Assuming the conversion of all the Notes and the exercise of all the Warrants as well as the exercise of all compensatory warrants, the Company will have received gross proceeds of approximately $18,000,000 in exchange for the sale of approximately 49.6% of the shares of Common Stock on a fully-diluted basis and based on shares currently outstanding.


THE NOTES

         The Notes will mature on January 15, 2001 and will bear interest from the date of issuance at the rate per annum of 12%. Interest on the Notes will be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year commencing April 15, 1996. In the event of a Chapter 11 or Chapter 7 bankruptcy case in which the Registrant is the debtor, the Notes will bear interest from the date of commencement of the case at a default rate per annum equal to the lesser of 18% or the highest such rate allowable by law. The Notes will be subject to prepayment, in whole and not in part, at the option of the Registrant, at any time after the third anniversary of the date of issuance, without premium or penalty. Upon the occurrence of a "change in control" of the Registrant, each holder of the Notes will have the right to require the Registrant to repurchase such holder's Notes in whole and not in part, without premium or penalty, at a purchase price in cash in an amount equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of purchase, pursuant to an offer made in accordance with the procedures described in the Notes. The Notes may not be amended in any material respect without the consent of the holders of at least 50% in aggregate principal amount of outstanding Notes.

         The indebtedness evidenced by the Notes, including any interest thereon, is subordinate and subject in right of payment to the prior payment when due in full of all Senior Indebtedness. Senior Indebtedness is defined in the Note to include, unless the terms respecting the particular indebtedness or obligation otherwise provide, the principal of, premium, if any, and any interest on, all liabilities of the Registrant, direct or contingent, joint, several or independent, now or hereafter existing, due or to become due, whether created directly or acquired by assignment or otherwise, under or in respect of the Amended and Restated Credit Agreement dated as of April 12, 1995, as amended to date (the "Credit Agreement"), among the Registrant, Chemical Bank and The Bank of New York (collectively, the "Bank Lenders"), and all extensions, renewals and refunding of any of the foregoing up to the original amount (including the revised Credit Agreement discussed below). At February 15,

1996, the amount of Senior Indebtedness outstanding was $15,975,000. There will be no sinking fund for the Notes.

         The Notes may be converted by the holders as to their principal amount into Common Stock of the Registrant at any time at a conversion price equal to $2.00 per share, subject to adjustment. The conversion price of the Notes will be adjusted to $1.50 or $1.00, respectively, if earnings before interest, taxes, depreciation and amortization of the Registrant ("EBITDA") falls below $6,000,000 or $4,750,000 in 1996. Should the Registrant sell the stock or assets of a subsidiary in 1996, such amounts will be reduced by certain agreed amounts, depending on the time of sale. The conversion price and the number of shares of Common Stock to be received upon conversion are subject to adjustment upon the occurrence of any of the following events: (i) the recapitalization of the Registrant or reclassification of the securities to be received upon conversion or any merger or consolidation of the Registrant into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Registrant's assets or any successor corporation's assets to any other corporation or business entity, (ii) the subdivision or combination of the shares of Common Stock to be received upon conversion, (iii) the payment of dividends or other distributions in the form of the securities to be received upon conversion, and (iv) the issuance of shares of Common Stock at less than the conversion price. No adjustment of the conversion price is required to be made until cumulative adjustments otherwise required to be made amount to 1% or more of the conversion price last adjusted. The Registrant may force conversion of the Notes if, at any time prior to maturity, the closing bid price for the Common Stock exceeds $6.00 per share for thirty (30) consecutive trading days prior to the giving of notice of conversion. Fractional shares will not be issued upon conversion, but a cash adjustment will be paid in lieu thereof. Interest will accrue on the Notes through the date of conversion. No payment or adjustment will be made for dividends on securities issued upon conversion.

         The Notes contain certain negative covenants prohibiting, among other things, the negative pledge of the Registrant's assets not otherwise encumbered by its senior lenders.

         "Events of Default" under the Notes include failure to pay principal or interest, the failure to pay other indebtedness for borrowed money in excess of $500,000 when due, or the acceleration of such indebtedness, the failure to pay any judgment in excess of $500,000 when due or stayed, and voluntary or involuntary bankruptcy of the Registrant. In the event the Registrant defaults in making any payment of principal required to be made by the Notes, the Registrant shall pay interest on such defaulted amount at a rate of 18%.

         If an Event of Default occurs and is continuing, then and in every such case the holders of the Notes may declare the Notes then outstanding to be immediately due and payable by a notice in writing to the Registrant, whereupon the same will be immediately due and payable. A payment default will result in an increased issuance to investors of Warrants to purchase an amount of shares of Common Stock and until the Notes are fully repaid, the right of the investors to elect a majority of the Registrant's Board of Directors. In the event of a Chapter 11 or Chapter 7 bankruptcy case in which the Registrant is the debtor, the Notes will bear interest from the date of commencement of the case at a default rate per annum equal to the lesser of 18% or the highest such rate allowable by law.

         The foregoing description of the Notes is a summary of certain of the provisions contained in the Notes and reference is made to a form of the Notes which is attached hereto as Exhibit 1 and is incorporated herein by reference for all of its terms and conditions.

THE WARRANTS

         Each Warrant entitles the holder thereof to purchase specified numbers of shares of Common Stock at an exercise price equal to $2.50 per share, subject to adjustment (the "Exercise Price"). The Exercise Price of the Warrants will be adjusted to $2.00 or $1.50, respectively, if the Registrant's EBITDA falls below $6,000,000 or $4,750,000 in 1996. Should the Registrant sell the stock or assets of a subsidiary in 1996, such amounts will be reduced by certain agreed amounts depending on the time of sale. The Exercise Price and the number of shares of Common Stock to be received upon exercise are subject to adjustment upon the occurrence of any of the following events: (i) the recapitalization of the Registrant or reclassification of the securities to be received upon conversion or any merger or consolidation of the Registrant into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Registrant's assets or any successor corporation's assets to any other corporation or business entity, (ii) the subdivision or combination of shares of Common Stock to be received upon exercise, (iii) the payment of dividends or other distributions in the form of the securities to be received upon exercise, and (iv) the issuance of shares of Common Stock at less than the Exercise Price. No adjustment of the Exercise Price is required to be made until cumulative adjustments otherwise required to be made amount to 1% or more of the Exercise Price last adjusted. Warrants will be exercisable, at any time and from time to time, on or before 5:30 p.m., local time, on or before February 15, 2002, by delivery of an exercise notice duly completed and tendering of the aggregate Exercise Price.

         The foregoing description of the Warrants is a summary of certain of the provisions contained in the Warrants and reference is made to the form of the Warrants which is attached hereto as Exhibit 2 and is incorporated herein by reference for all of its terms and conditions.

SHAREHOLDER APPROVAL

         The sale of the Units offered in the Investment Transaction was conditioned on shareholder approval of: (i) the issuance of the Units which would result in the potential issuance of more than 20% of the Registrant's Common Stock and may result in a change of control of the Registrant, and (ii) an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000 (the "Charter Amendment"). Both matters were approved by the Registrant's shareholders at a Special Meeting of Shareholders held in Longmont, Colorado on February 1, 1996.

         The foregoing description of the Charter Amendment is a summary of certain of the provisions contained in the Charter Amendment and reference is made to a copy of such Charter Amendment which is attached hereto as Exhibit 3 and is incorporated herein by reference for all of its terms and conditions.

REGISTRATION RIGHTS

         As part of the Investment Transaction the Registrant has agreed to file a registration statement with the Securities and Exchange Commission (the "Commission") with respect to the Notes, the Warrants and the shares of Common

Stock reserved for issuance upon conversion of the Notes and exercise of the Warrants (collectively, the "Registrable Securities") within the later of 90 days after the initial closing on February 14, 1996 or March 31, 1996 and to use its best efforts to cause such registration statement to become effective within 60 days thereafter and to keep such registration statement effective for up to three years thereafter in accordance with a Registration Rights Agreement (the "Registration Rights Agreement"). In the event the registration statement is not filed or declared effective and does not remain effective for such required time periods, the interest rate borne by the Notes will be increased by 1% per annum for each 90-day period (or portion thereof) that such failure continues, with such rate to increase to 18% if such failure continues for nine months or more after the initial closing, provided that the interest rate borne by the Notes will not be increased if the Registrable Securities are otherwise freely tradeable pursuant to Rule 144 promulgated under the Securities Act, or otherwise. Upon the effectiveness or reeffectiveness of the registration statement, the interest rate borne by the Notes will be reduced to the original interest rate of the Notes.

         The Registrant has also agreed to include the Registerable Securities in any registration statement filed with the Commission, at any time prior to December 31, 2005, with respect to any future public offerings initiated by the Registrant or any other selling shareholders (the "Piggy-Back Rights") and holders of a majority in interest of Registerable Securities will have the right, which right may be exercised no more than twice, to demand, at any time prior to December 31, 2005, that the Registrant file a registration statement with the Commission with respect to not less than $1,000,000 of the Registrable Securities (the "Demand Rights"). The Bank

Lenders will have priority with respect to the sale of an aggregate of 250,000 shares of Common Stock owned by them in up to two of such registrations so long as any Senior Indebtedness remains outstanding. The Registrant will bear all fees and expenses incurred in the preparation and filing of any registration statement relating to the exercise of Piggy-Back Rights and the first exercise of Demand Rights as well as the initial registration.

         The foregoing description of the Registration Rights Agreement is a summary of certain of the provisions contained in the Registration Rights Agreement and reference is made to the form of such agreement which is attached hereto as Exhibit 4 and is incorporated herein by reference for all of its terms and conditions.

PLACEMENT AGENCY AGREEMENT

         Pursuant to the Investment Transaction the Registrant entered into a Placement Agency Agreement, dated as of December 15, 1995 (the "Placement Agency Agreement"), with Commonwealth Associates ("Commonwealth") whereby the Units were offered on behalf of the Registrant solely by Commonwealth on a "best efforts -- 6,000 Units or none" basis. Commonwealth has received a fee equal to 8% of the gross proceeds of the offering together with the reimbursement of accountable expenses up to $200,000 for its services. Under the Placement Agency Agreement, until December 31, 2000, Commonwealth has been granted a right of first refusal to act as the Registrant's underwriter and placement agent with respect to future public and private financing and serve as the Registrant's investment banker with respect to any potential acquisition, merger, divestiture, strategic planning or other activity, but only if the terms offered by Commonwealth are comparable to those then being offered by other investment banking firms to similarly situated companies. In addition, pursuant to the Placement Agency Agreement, on February 15, 1996, Commonwealth and its designees purchased for $.001 per warrant, warrants to purchase 723,500 shares of Common Stock, each at an exercise price of $2.50 per share, subject to adjustment in certain events (the "Placement Agent's Warrants"). The Placement Agent's Warrants will be exercisable for a period of six years and are not redeemable by the Registrant under any circumstances.

         The Registrant has agreed to register the Placement Agent's Warrants and the underlying Common Stock on substantially similar terms to the investors in the Investment Transaction. The number of shares of Common Stock deliverable upon any exercise of the Placement Agent's Warrants and the exercise price of such warrants are subject to adjustment to protect against any dilution upon the occurrence of certain events.

         Commonwealth and the Registrant have also agreed to indemnify each other against certain civil liabilities, including liabilities under the Securities Act, or to contribute to payments either may be required to make in respect thereof.

         The foregoing description of the Placement Agency Agreement is a summary of certain of the provisions contained in the Placement Agency Agreement and reference is made to a copy of such agreement which is attached hereto as
Exhibit 5 and is incorporated herein by reference for all of its terms and conditions.

LEAD INVESTOR

          In October 1995 and December 1995, Charles S. Holmes, a director of the Registrant, purchased two subordinated notes of the Registrant each in the principal amount of $1,000,000. In connection with such investment, the Registrant agreed that Mr. Holmes may designate one of the two individuals to be appointed by investors as directors of the Registrant to fill the vacancies which will be caused by the resignation of two current members of the Board of Directors of the Registrant as discussed below. Such notes were exchanged for 2,000 Units in the Investment Transaction. Mr. Holmes became a director of the Registrant in October 1995. Warrants to purchase an aggregate of 1,200,000 shares were issued to Mr. Holmes for past advisory services in connection with the Investment Transaction and the engagement of the Commonwealth.

         In December 1995 and January 1996, Active Investors II, Ltd. purchased subordinated notes of the Registrant in the aggregate principal amount of $900,000. C. Shelton James, a director of the Registrant, is the President and a director of Active Investors II, Ltd. In connection with such investment, the Registrant agreed that Active Investors may designate one of the two individuals to be appointed by investors as directors of the Registrant to fill the vacancies which will be caused by the resignation of two current members of the Board of Directors of the Registrant as discussed below. Such notes were exchanged for 900 Units in the Investment Transaction. Active Investors II, Ltd. indicated it would be interested in purchasing an additional 100 Units on or about February 23, 1996. Active Investors II, Ltd. and certain affiliated limited partnerships currently own approximately 5.57% of the Registrant's Common Stock.

REVISED CREDIT AGREEMENT

         Effective January 5, 1996 the Registrant entered into a fourth amendment to the Credit Agreement with its bank lenders which amended the definition of the maturity date under the Credit Agreement to mean February 15, 1996.

         Effective February 15, 1996, the Registrant entered into a fifth amendment to the Credit Agreement (the "Fifth Amendment") with the Bank Lenders which amended and extended the payment provisions contained therein and reset certain financial covenants on more favorable terms for the Registrant. The Fifth Amendment provides for principal payments of $500,000 on each of March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 and $750,000 on
the last day of each quarter thereafter, commencing on March 31, 1997 and ending on December 31, 1998, together with accrued and unpaid interest through the applicable payment date. The remaining outstanding principal amount of $7,975,000 is due and payable on January 15, 1999. Borrowings permitted under the revised Credit Agreement are irrevocably reduced with each quarterly principal payment. The interest rate, bank fees, collateral, non-financial covenants and events of default have not been modified by the revised Credit Agreement. Concurrent with the execution of the Fifth Amendment, the Registrant amended the terms of certain demand registration rights and piggyback registration rights granted to the Bank Lenders pursuant to an Amendment No. 1 to Registration Rights Agreement, dated as of February 13, 1996 (the "Registration Rights Amendment").

         The foregoing description of the agreements executed in connection with the Credit Agreement is a summary of certain of the provisions contained therein and reference is made to a copy of such agreements which are attached hereto as Exhibit

6, Exhibit 7 and Exhibit 8, respectively, and are incorporated herein by reference for all of their terms and conditions.

RESIGNATION OF DIRECTORS

         Effective upon completion of the Investment Transaction on February 15, 1996, two current members of the Board of Directors of the Registrant, Robert D. Rosenthal and John M. May, resigned from the Board. The Registrant intends to appoint as directors one individual designated by each of Messrs. Holmes and James who are reasonably acceptable to the Registrant to serve as directors so long as the Notes are outstanding. No persons have yet been designated to serve in such capacity but are expected to be designated and appointed in March 1996.

         The resignation letters of Messrs. Rosenthal and May are attached hereto as Exhibit 9 and Exhibit 10 respectively.

PRESS RELEASE

         On February 15, 1996, the Registrant issued a press release (the "Press
Release")  describing  the  closing  of  the  Investment   Transaction  and  the
Amendment.

         The Press Release is attached hereto as Exhibit 11.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NAI TECHNOLOGIES, INC.

                                             By: /s/ Richard A. Schneider
                                                --------------------------------
                                             Name:  Richard A. Schneider
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



Date: February 23, 1996

                                  EXHIBIT INDEX

Exhibit No.                                     Description

1.                Form of 12% Convertible Subordinated Promissory Note, due January
                  15, 2001, of the Registrant.

2.                Form of Warrant to Purchase Common Stock of the Registrant, on or
                  before February 15, 2002.

3.                Certificate of Amendment to the Certificate of Incorporation of the
                  Registrant, as filed with the New York Secretary of State on February
                  2, 1996.

4.                Registration Rights Agreement, dated as of February 13, 1996, between the Registrant and the Investors.

5. Placement Agency Agreement, dated as of December 15, 1995, between Commonwealth Associates and the Registrant.

6.                Fourth Amendment to Amended and Restated Credit Agreement, dated as of January 5, 1996, among the Registrant, Chemical Bank, a New
                  York banking corporation, ("Chemical"), The Bank of New York, a
                  New York banking corporation ("BNY"), and each of the other financial institutions which from time to time becomes a party thereto
                  (together with Chemical and BNY, the "Banks"), BNY, as
                  administrative agent (the "Administrative Agent"), and Chemical as collateral agent (the "Collateral Agent").

7.                Fifth Amendment, dated as of February 13, 1995, to Amended and
                  Restated Credit Agreement, dated as of April 12, 1995, as previously amended, among the Registrant, the Banks, the Administrative Agent and the Collateral Agent.

8.                Amendment No. 1 to Registration Rights Agreement, dated as of
                  February 13, 1996 (the "Registration Rights Amendment"), to that certain Registration Rights Agreement, dated as of April 12, 1995, as amended, between the Registrant, BNY and Chemical.

9.                Resignation letter of Robert D. Rosenthal, dated December 13, 1995, resigning from the Board of Directors of the Registrant.

10.               Resignation letter of John M. May, dated February 13, 1996, resigning from the Board of Directors of the Registrant.

11.               Press Release, dated February 15, 1996, describing the closing of the
                  Investment Transaction and the Amendment.